Exhibit 32.2

                           CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Senior Vice President and Chief Financial Officer of VSE Corporation (the "Company"), does hereby certify that to the best of the undersigned's knowledge:


	1) the Company's Annual Report on Form 10-K/A for the year ending December 31, 2005 (the "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	2) the information contained in the Company's Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: April 3, 2006 	                          /s/ T. R. Loftus
                                                  ___________________________
                                                  T. R. Loftus
                                                  Senior Vice President and
                                                  Chief Financial Officer
                                                  (Principal Accounting Officer)